SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 30, 2010

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street Worcester, Massachusetts 01605
(Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

Copies to: Thomas A. Rose, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006 Phone: (212) 930-9700 Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 As previously reported, on November 2, 2009, Advanced Cell Technology, Inc. (the “Company”) entered into a preferred stock purchase agreement (the “Stock Purchase Agreement”) with Optimus Capital Partners, LLC, doing business as Optimus Life Sciences Capital Partners, LLC (the “Series B Investor”), pursuant to which, the Company agreed to sell, and the Investor agreed to purchase, in one or more tranches from time to time (“Tranches”), in the Company’s sole discretion (subject to the conditions set forth therein), (i) up to 1,000 shares of Series B Preferred Stock, at a purchase price of $10,000 per share, for an aggregate purchase price of up to $10,000,000, and (ii) five-year warrants to purchase shares of the Company’s common stock, with an aggregate exercise price equal to 135% of the aggregate Series B Preferred Stock purchase price paid by the Investor, issuable at an exercise price per share equal to the closing bid price of the Company’s common stock on the date the Company provides notice of such Tranche (the “Optimus Warrant”).

On December 30, 2010, the Company and the holder of the Optimus Warrant (the “Holder”) entered into that certain letter agreement (the “Letter Agreement”), pursuant to which the Company and the Holder agreed to amend the portion of the Optimus Warrant vesting on such date as follows:

•
On the sixth (6th) Trading Day following the Tranche Notice Date (such 6th day, the “Adjustment Date”), the Exercise Price of the Optimus Warrant shall be adjusted  to equal the VWAP (as defined in the Stock Purchase Agreement) for the five (5) Trading Days beginning on and including the Tranche Notice Date (as so adjusted, the “Adjusted Exercise Price”); and

•
If the Adjusted Exercise Price results in additional Warrant Shares being issuable to the Holder, such additional shares shall be delivered to the Holder within one Trading Day following the Adjustment Date.  If the Adjusted Exercise Price results in less Warrant Shares being issuable to the Holder, the excess Warrant Shares shall be returned by the Holder to the Company within one Trading Day following on the Adjustment Date.

ITEM 3.02 Unregistered Sales of Equity Securities.

Series B Preferred Transaction

In connection with the Stock Purchase Agreement discussed in Item 1.01 herein, on December 31, 2010,  the Company issued and sold 750 shares of Series B Preferred Stock, for a purchase price of $7,500,000, and pursuant to the Optimus Warrant, delivered to the Holder warrants to purchase 63,281,250 shares of common stock at an exercise price of $0.16 per share.

Series C Preferred Transaction

 Also as previously reported, on December 30, 2010, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Socius CG II, Ltd., a Bermuda exempted company (the “Investor”).  Generally, pursuant to the Purchase Agreement, the Company agreed to sell, and the Investor agreed to purchase, in one or more purchases from time to time (“Tranches”) in the Company’s sole discretion (subject to the conditions set forth therein), (i) up to 2,500 shares of Series C Preferred Stock (the “Preferred Shares”) at a purchase price of $10,000 per share, for an aggregate purchase price of up to $25,000,000, and (ii) two-year warrants (“Warrants”) that would obligate the Investor to purchase shares of the Company’s common stock  (the “Common Stock” ) with an aggregate exercise price equal to 20% of the purchase price paid by the Investor, at an exercise price per share equal to the closing bid price of the Company’s common stock on the date the Company provides notice of such Tranche (the “Tranche Notice”). On each date that the Company delivers a Tranche Notice to Investor, Investor shall become obligated, pursuant to a right automatically vesting on such Tranche Notice date, to purchase that number of shares of Common Stock (“Additional Investment Shares”) equal in dollar amount to 100% of the Tranche amount set forth in the Tranche Notice at a price per share equal to the closing bid price on the Tranche Notice date. The purchase of such Additional Investment Shares must occur no later than sixty (60) calendar days following the Tranche Notice date.

Pursuant to the Purchase Agreement, on December 31, 2010, (i) the Investor purchased 400 Preferred Shares and the Company received gross proceeds of  $4,000,000 (ii) the Company delivered to Investor an initial warrant (the “Initial Warrant”) obligating the Investor to purchase shares of Common Stock with an aggregate purchase price of $800,000.00, and which shall be automatically exercisable on the date a registration statement for the resale of all shares of Common Stock issuable pursuant to the Purchase Agreement (the “Registration Statement”) is declared effective, with delivery of such shares made to Investor on the trading day immediately following the exercise date at a per-share price equal to the closing bid price of the Common Stock on the delivery date, and (iii) the Investor became obligated to purchase additional shares of Common Stock equal in aggregate dollar amount to $4,000,000, with delivery of such shares made to Investor on the trading day immediately following the date the Registration Statement is declared effective at a price per share equal to the closing  bid price of Common Stock on the delivery date.

In connection with the transactions described in this Item 3.02, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2010, in accordance with the Purchase Agreement, the Company filed a certificate of designations for the Series C Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the state of Delaware. As previously reported, pursuant to the Certificate of Designations, the Preferred Shares shall, with respect to dividend, rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Company’s common stock, and any other class or series of preferred stock of the Company (collectively, with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the “Junior Securities”); provided, however, the Series A-1 Convertible Preferred Stock and Series B Preferred Stock (together, the “Senior Securities”) shall rank senior in right of redemption, liquidation, and dividends; and (ii) junior to all existing and future indebtedness of the Company. In addition, the Preferred Shares (a) subject to the rights of the Senior Securities, shall be entitled to receive dividends on each outstanding Preferred Share at  a rate of 6.0% per annum from the issuance date, payable in Preferred Shares, (ii) shall  not have voting rights, and (iii) subject to the rights of the Senior Securities, may be redeemed at the Company’s option, commencing 4 years from the issuance date at a price per share of 100% of $10,000 plus any accrued but unpaid dividends thereon (the “Series C Liquidation Value”). Prior to redemption pursuant to the immediately foregoing, subject to the rights of the Senior Securities, the Company has the right to redeem the Preferred Shares at any time after issuance at a price per share of : (i) 136% of the Series C Liquidation Value if redeemed prior to the first anniversary of the initial issuance date, (ii) 127% of the Series C Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial Issuance Date; (iii) 118% of the Series C Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial issuance date, and (iv) 109% of the Series C Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial Issuance Date.

ITEM 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Designations of Series C Preferred Stock
4.1	Form of Warrant
4.2	Form of Initial Warrant
99.1	Securities Purchase Agreement, dated as of December 30, 2010, by and among Advanced Cell Technology, Inc. and Socius CG II Ltd.
99.2	Letter Agreement, dated December 30, 2010, by and among Advanced Cell Technology, Inc. and Optimus CG II, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ Gary Rabin
Gary Rabin
Interim Chief Executive Officer

Dated: January 3, 2011

Exhibit Index

Exhibit Number	Description of Exhibit
3.1	Certificate of Designations of Series C Preferred Stock
4.1	Form of Warrant
4.2	Form of Initial Warrant
99.1	Securities Purchase Agreement, dated as of December 30, 2010, by and among Advanced Cell Technology, Inc. and Socius CG II Ltd.
99.2	Letter Agreement, dated December 30, 2010, by and among Advanced Cell Technology, Inc. and Optimus CG II, Ltd.